Exhibit 10.1

EXECUTION COPY

AMENDMENT NO.  3 TO THE BRIDGE LOAN AGREEMENT

Dated as of March 23, 2009

AMENDMENT NO. 3 TO THE BRIDGE LOAN AGREEMENT (this “Amendment”) among Capmark Financial Group Inc., a Nevada corporation (the “Company”), the financial institutions and other institutional lenders party hereto, and Citicorp North America, Inc., as administrative agent (the “Agent”) for the Lenders.

RECITALS:

(1)           The Company, the financial institutions and other institutional lenders party thereto (the “Lenders”), the Agent and the other agents party thereto have entered into that certain Bridge Loan Agreement dated as of March 23, 2006, as amended by Amendment No. 1 to the Bridge Loan Agreement dated as of December 7, 2006 and Amendment No. 2 to the Bridge Loan Agreement dated as of June 30, 2008 (as further amended, supplemented or otherwise modified, the “Bridge Loan Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Bridge Loan Agreement.

(2)           The Company has requested that the Lenders agree to extend the Maturity Date of the Loans under the Bridge Loan Agreement (any such Lender agreeing to so extend, an “Extending Lender”) as hereinafter set forth.

(3)           Pursuant to subsection 9.1(a) of the Bridge Loan Agreement, the Majority Lenders may, or, with the written consent of the Majority Lenders, the Agent may, from time to time, enter into with the Company, written amendments, supplements or modifications to the Bridge Loan Agreement for the purpose of adding any provisions to the Bridge Loan Agreement or changing in any manner the rights of the Lenders or of the Company under the Bridge Loan Agreement.

(4)           Pursuant to subsection 9.1(y)(i) of the Bridge Loan Agreement, no amendment to the Bridge Loan Agreement shall extend the scheduled date of any payment of any Loan without the consent of each Lender directly affected thereby.

(5)           The Majority Lenders and the Extending Lenders have agreed, subject to the terms and conditions stated below, to amend the Bridge Loan Agreement as hereinafter set forth.

SECTION 1.           AMENDMENTS TO BRIDGE LOAN AGREEMENT

The Bridge Loan Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a)           Section 1.01 of the Bridge Loan Agreement is hereby amended by inserting in alphabetical order a new definition to read as follows:

“Amendment No. 3”: Amendment No. 3 to the Agreement, dated as of March 23, 2009, among the Company, the Lenders party thereto and the Agent.

“Amendment No. 3 Effective Date”: the date of effectiveness of Amendment No. 3 in accordance with the terms thereof.

“Amendment No. 3 Extending Lender”: an “Extending Lender” (as defined in Amendment No. 3).

“Amendment No. 3 Non-Extending Lender”: any Lender on the Amendment No. 3 Effective Date that is not an Amendment No. 3 Extending Lender.

(b)           The definition of “Maturity Date” set forth in Section 1.01 of the Bridge Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means (x) with respect to any Loans and Commitments held by Amendment No. 3 Non-Extending Lenders on the Amendment No. 3 Effective Date, March 23, 2009 and (y) with respect to any Loans and Commitments held by Amendment No. 3 Extending Lenders on the Amendment No. 3 Effective Date, March 24, 2009 (at 11:00 AM EDT).

(c)           Section 6.3(f) of the Bridge Loan Agreement is hereby amended by inserting the following proviso after the semicolon in the last line thereof:

provided that, after the Amendment No. 3 Effective Date, such Liens shall not be permitted, other than pursuant to arrangements existing on the Amendment No. 3 Effective Date or in the ordinary course of business;

(d)           Section 6.3(g) of the Bridge Loan Agreement is hereby amended by inserting the following proviso after the word “million” in the last line thereof:

; provided that, after the Amendment No. 3 Effective Date, such Liens shall not be permitted, other than pursuant to arrangements existing on the Amendment No. 3 Effective Date or in the ordinary course of business

(e)           Section 6.4(g) of the Bridge Loan Agreement is hereby amended by inserting the following proviso after the comma in the last line thereof:

provided that, after the Amendment No. 3 Effective Date, such Indebtedness shall not be permitted, other than pursuant to arrangements existing on the Amendment No. 3 Effective Date or in the ordinary course of business;

(f)            Section 6.4(h) of the Bridge Loan Agreement is hereby amended by inserting the following proviso after the word “million” in the last line thereof:

, provided that, after the Amendment No. 3 Effective Date, such Indebtedness shall not be permitted, other than pursuant to arrangements existing on the Amendment No. 3 Effective Date or in the ordinary course of business;

The undersigned agree that the Bridge Loan Agreement is deemed to be amended to make any modifications to the applicable payment, pro rata and sharing provisions of the Bridge Loan Agreement needed in connection with effecting the changes to maturities effected hereby and to permit the Company in connection with Amendment No. 3 to repay the Loans (and accrued interest thereon) the maturities of which are not extended pursuant to Amendment No. 3 (and the Lenders in respect of such Loans shall be entitled to receive and retain such repayment and interest).

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Notwithstanding anything contained herein to the contrary, the Company agrees that, prior to 11:00 AM EDT on March 24, 2009, it shall not make, or cause to be made, any repayment in respect of the Loans in an aggregate amount in excess of $8,200,000; provided, however, that the Company may make, or cause to be made, any repayment in respect of the Loans in connection with the extension of the Maturity Date to April 6, 2009 to repay the Loans (and accrued interest thereon) the maturities of which are not so extended.

SECTION 2.           CONDITIONS OF EFFECTIVENESS

This Amendment shall become effective as of the date first above written when, and only when, the following conditions have been satisfied:

(a)           the Agent shall have received counterparts of this Amendment executed by the Company, the Majority Lenders, the Extending Lenders, and/or, as to any such Majority Lender and Extending Lender, advice satisfactory to the Agent that such Lender has executed this Amendment;

(b)           the Agent shall have received a certificate of the Secretary or Assistant Secretary of the Company, in form and substance satisfactory to the Agent, which certificate shall (i) certify as to the incumbency and signature of the officers of the Company executing this Amendment (with the President, a Vice President, the Secretary or Assistant Secretary of the Company attesting to the incumbency and signature of the Secretary or Assistant Secretary providing such certificate), (ii) have attached to it a true and correct copy of the resolutions of the Board of Directors of the Company, which resolutions shall authorize the execution, delivery and performance of this Amendment, and (iii) certify that, as of the date of such certificate (which shall not be earlier than the date hereof), none of such resolutions shall have been amended, supplemented, modified, revoked or rescinded;

(c)           each Guarantor has executed and delivered a consent in the form of Annex A hereto; and

(d)           all other fees and expenses of the Agent and the Lenders (including (i) all reasonable fees and expenses of counsel to the Agent and (ii) all retainers for counsel to the Agent and advisor to the Agent), to the extent invoiced prior to the date hereof, shall have been paid.

SECTION 3.           CONFIRMATION OF REPRESENTATIONS AND WARRANTIES

(a)           The Company hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the Bridge Loan Agreement (to the extent relating to the Company) are true and correct in all material respects on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date.

SECTION 4.           AFFIRMATION OF THE COMPANY

The Company hereby consents to the amendments to the Bridge Loan Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of the Company contained in the Bridge Loan Agreement, as amended hereby, or in any other Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects.

SECTION 5.           REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS

(a)           On and after the effectiveness of this Amendment, each reference in the Bridge Loan

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Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Bridge Loan Agreement and each reference in the Notes and each of the other Loan Documents to “the Bridge Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Bridge Loan Agreement shall mean and be a reference to the Bridge Loan Agreement as amended by this Amendment.

(b)           The Bridge Loan Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Bridge Loan Agreement or any other Loan Document, nor constitute a waiver of any provision of the Bridge Loan Agreement or any other Loan Document.

SECTION 6.           COSTS, EXPENSES

The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of subsection 9.5 of the Bridge Loan Agreement.

SECTION 7.           EXECUTION IN COUNTERPARTS

This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier or in “pdf” or similar format by electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.           GOVERNING LAW

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CAPMARK FINANCIAL GROUP INC., as the Company

By:	/s/ Gregory J. McManus
	Name:	Gregory J. McManus
	Title:	Chief Financial Officer, Executive Vice President

Acknowledged:

CITICORP NORTH AMERICA, INC., as the Agent

By:	/s/ Trevor S. Houston
	Name:	Trevor S. Houston
	Title:	Managing Director

Citibank N.A., as a Majority Lender and an Extending Lender

By:	/s/ Trevor S. Houston
	Name:	Trevor S. Houston
	Title:	Managing Director

Credit Suisse, Cayman Islands Branch, as a Majority Lender and an Extending Lender

By:	/s/ Jay Chall
	Name:	Jay Chall
	Title:	Director

By:	/s/ John D. Toronto
	Name:	John D. Toronto
	Title:	Director

Deutsche Bank AG, New York, as a Majority Lender and an Extending Lender

By:	/s/ Emile Van den Bol
	Name:	Emile Van den Bol
	Title:	Managing Director

Deutsche Bank AG, New York, as a Majority Lender and an Extending Lender

By:	/s/ R. Chris Jones
	Name:	R. Chris Jones
	Title:	Director

Goldman Sachs Credit Partners L.P., as a Majority Lender and an Extending Lender

By:	/s/ Caroline Benton
	Name:	Caroline Benton
	Title:	Authorized Signatory

JPMorgan Chase Bank, as a Majority Lender and an Extending Lender

By:	/s/ John J. Coffey
	Name:	John J. Coffey
	Title:	Managing Director

The Royal Bank of Scotland plc,
as a Majority Lender and an Extending
Lender

By:	/s/ Michael T. Fabiano
	Name:	Michael T. Fabiano
	Title:	Senior Vice President

Longacre Master Fund, Ltd., as a Majority Lender and an Extending Lender

By:	/s/ Steven Weissman
	Name:	Steven Weissman
	Title:	Director

Longacre Capital Partners (QP), L.P., as a Majority Lender and an Extending Lender

By:	/s/ Steven Weissman
	Name:	Steven Weissman
	Title:	Manager of General Partner

Annex A to

Amendment No. 3 to the Bridge Loan Agreement

Form of Guarantor Consent

CONSENT

Reference is made to the Bridge Loan Agreement, dated as of March 23, 2006, as amended by Amendment No. 1 to the Bridge Loan Agreement, dated as of December 7, 2006, Amendment No. 2 to the Bridge Loan Agreement, dated as of June 30, 2008, and Amendment No. 3 to the Bridge Loan Agreement, dated as of March 23, 2009, among Capmark Financial Group Inc. (the “Company”), the financial institutions and other institutional lenders party thereto, Citicorp North America, Inc., as administrative agent for the Lenders and the other agents party thereto (such Bridge Loan Agreement, as so amended, the “Bridge Loan Agreement”).

Each of the undersigned confirms and agrees that notwithstanding the effectiveness of the foregoing Amendment No. 3 to the Bridge Loan Agreement, each Loan Document to which such Person is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by Amendment No. 3 to the Bridge Loan Agreement (in each case, as defined therein).

COMMERCIAL EQUITY INVESTMENTS, INC., as a Guarantor

By:	/s/ Anne E. Kelly
	Name:	Anne E. Kelly
	Title:	Treasurer

CAPMARK CAPITAL INC., as a Guarantor

By:	/s/ Gregory J. McManus
	Name:	Gregory J. McManus
	Title:	President

NET LEASE ACQUISITION LLC, as a Guarantor

By:	/s/ Gregory J. McManus
	Name:	Gregory J. McManus
	Title:	President

CAPMARK FINANCE INC., as a Guarantor

By:	/s/ Gregory J. McManus
	Name:	Gregory J. McManus
	Title:	Chief Financial Officer, Executive Vice President

CAPMARK INVESTMENTS LP, as a Guarantor

By:	/s/ Barry S. Gersten
	Name:	Barry S. Gersten
	Title:	President

MORTGAGE INVESTMENTS, LLC, as a Guarantor

By:	/s/ Peter A. Widmann
	Name:	Peter A. Widmann
	Title:	President

SJM CAP, LLC, as a Guarantor

By:	/s/ Peter A. Widmann
	Name:	Peter A. Widmann
	Title:	President

CRYSTAL BALL HOLDING OF BERMUDA LIMITED, as a Guarantor

By:	/s/ Peter A. Widmann
	Name:	Peter A. Widmann
	Title:	President